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                                                                    EXHIBIT 99.1

                Contacts:
                Nancy Bushkin (Media)           David Fremed (Analysts)
                Infogrames, Inc.                Infogrames, Inc.
                212/726-4222                    212/726-6553
                NBUSHKIN@US.INFOGRAMES.COM      dfremed@us.infogrames.com


                    INFOGRAMES TO ACQUIRE SHINY ENTERTAINMENT
             AND EXCLUSIVE LICENSE TO "THE MATRIX" INTERACTIVE GAMES

  TRANSACTION BRINGS HIGHLY COVETED "THE MATRIX" FRANCHISE AND STATE-OF-THE-ART
                   DEVELOPMENT STUDIO UNDER INFOGRAMES BANNER


         New York, New York, April 24, 2002 - Infogrames, Inc. (Nasdaq: IFGM), a leading publisher of interactive entertainment software, today announced that it has signed a Purchase Agreement to acquire Shiny Entertainment, Inc. from Interplay Entertainment Corp. (Nasdaq: IPLY). Through this acquisition, Infogrames will have exclusive worldwide rights to develop and publish interactive games based on sequels to the highly acclaimed, Academy Award-winning action thriller, "THE MATRIX." The games will be based on the upcoming sequels, "THE MATRIX RELOADED" and "THE MATRIX REVOLUTIONS" from Warner Bros. Pictures. The transaction is expected to close within one week, following satisfaction of various closing conditions, which include the execution of other ancillary agreements with various third parties.

         Under the terms of the agreement, Infogrames will acquire the full development operations of Shiny Entertainment and will have exclusive rights to the THE MATRIX sequel games for all major existing platforms, and their successors and replacements; the patent for Shiny's Advanced Tessellation Technology; and exclusive rights to other tools and assets associated with the development of THE MATRIX games, for a purchase price of approximately $47 million (subject to certain adjustments), in a combination of cash and a promissory note. As part of the transaction, David Perry, founder and President of Shiny Entertainment, has signed a long-term employment agreement with Infogrames to remain as President of Shiny. Under Mr. Perry's leadership, Shiny's development team, which now joins Infogrames, created award-winning titles such as Earthworm Jim, MDK and Sacrifice, which are published by Interplay. Larry Wachowski and Andy Wachowksi, the creators, writers and directors of THE MATRIX franchise, have worked closely with Mr. Perry and the Shiny team on the development of the games.

         "To add Shiny and THE MATRIX franchise to our portfolio is a tremendous coup for Infogrames," said Bruno Bonnell, Chairman and CEO of Infogrames, Inc. "Shiny's outstanding development team has a proven track record for creating innovative games that push the envelope, making the studio a wonderful addition to our growing in-house development team, and underscoring our commitment to assembling the best talent in the industry under the Infogrames banner."

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         Shiny Entertainment will join Infogrames, Inc.'s internal development operations, which currently include: Reflections Interactive (Stuntman, Driver, Driver 2); Legend Entertainment (Unreal, Unreal Episode 2); Humongous Entertainment (Backyard Sports); and studio teams in Los Angeles, CA; Beverly, MA; and Minneapolis, MN. In addition, on behalf of its parent company, Infogrames Entertainment SA, the Company manages Paradigm Entertainment (Terminator, Mission: Impossible II), and a studio in Hunt Valley, MD, and represents Eden Studio (V-Rally franchise) and Melbourne House (Men in Black II, Formula One) in the U.S.

         Warner Bros., the studio producing and releasing THE MATRIX films and the licensor for THE MATRIX game rights, has approved the acquisition and transfer of the license to Infogrames. The first game Infogrames will release will be "THE MATRIX RELOADED," the sequel to the original blockbuster THE MATRIX. Currently, the game is scheduled for release in May 2003 in conjunction with the theatrical release of "THE MATRIX RELOADED" motion picture.

         "The revenue potential for THE MATRIX on multiple platforms is tremendous, making THE MATRIX RELOADED a premier title in our line-up for Fiscal 2003," said Mr. Bonnell. "THE MATRIX is one of the most desirable franchises within this industry. Its popularity and cult status are undeniable, and its movie fan base encompasses the quintessential gaming audience."

         Mr. Bonnell continued, "Working closely with David's team at Shiny, we expect to release the game around the world next May, backed by the full force of our marketing, advertising and retail operations."

         "Infogrames has a legacy of attracting the best development teams in the business and they've built a reputation for being extremely supportive of creative talent," said David Perry, President of Shiny Entertainment. Mr. Perry continued, "We are thrilled to be joining the Infogrames family, which clearly shares our enthusiasm for and belief in THE MATRIX franchise."

         New York-based Infogrames, Inc. (Nasdaq: IFGM) is one of the largest third-party publishers of interactive entertainment software in the U.S. The Company develops video games for all consoles (Sony, Nintendo and Microsoft), PCs, and Macintosh systems. Infogrames' catalogue of more than 1,000 titles includes award-winning franchises such as Civilization(R), Backyard Sports(TM) Deer Hunter(R), Driver(TM), RollerCoaster Tycoon(R), Test Drive(R), and Unreal(R), and key licenses including Survivor(TM), Warner Bros. Looney Tunes(TM), Nickelodeon's Blue's Clues(R), Dragon Ball Z(R), Mission Impossible(R), Harley-Davidson(R), Major League Baseball(R), and the National Football League(R), among many others. The Company's Humongous Entertainment and MacSoft labels are leaders in children's and Macintosh entertainment software, respectively.


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         Infogrames, Inc. is a majority-owned subsidiary of France-based
Infogrames Entertainment SA (IESA) (Euronext 5257), a global publisher and distributor of video games for all platforms. In 2001, IESA acquired Infogrames Interactive, Inc. (formerly Hasbro Interactive), including its line of software based on well-known licenses such as MONOPOLY, Jeopardy(R), TONKA, and Atari(R), which are published and distributed in the U.S. by Infogrames, Inc. For more information, visit the Company's Web site at www.infogrames.com.

SAFE HARBOR STATEMENT

Certain statements contained in this release are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. With respect to such forward-looking statements, the company seeks the protection afforded by the Private Securities Litigation Reform Act of 1995 and other enabling legislation. Statements contained herein with regard to the company's business outlook and prospective operating and financial results are based upon management's expectations regarding various factors, which may be beyond the company's control. This statement is not intended to identify each and every risk and uncertainty inherent in the company's business, and should be read in conjunction with the company's cautionary statements contained in its most recent filings with U.S. and foreign regulatory authorities. Any forward-looking statement speaks only as of the date on which such statement is made, and Infogrames, Inc. undertakes no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, such as but not limited to a delay in the release of the games in question and/or the performance of competitive product in the marketplace. The Purchase Agreement referred to in this release contains certain conditions which, if not satisfied prior to closing, may cause the termination of the Purchase Agreement.